SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 31, 2004
                          IKON Office Solutions, Inc.
            (Exact name of registrant as specified in its charter)



        OHIO                     File No. 1-5964                 23-0334400
   ---------------              ------------------             ---------------
    (State or other             (Commission File               (IRS Employer
    jurisdiction of             Number)                        Identification
    incorporation)                                             Number)


        P.O. Box 834, Valley Forge, Pennsylvania                    19482
        ----------------------------------------                    -----


      Registrant's telephone number, including area code: (610) 296-8000
                                                          --------------



                                Not Applicable
              ---------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure

On March 31, 2004, IKON Office Solutions, Inc. (the "Company" or "IKON") executed a Program Agreement (the "Program Agreement") dated March 31, 2004, between IKON and General Electric Capital Corporation ("GE"), in connection with the completion of the sale of certain assets and liabilities of IOS Capital, LLC ("IOS Capital"), IKON's captive leasing subsidiary in the United States. A copy of the Program Agreement is furnished with this report as
Exhibit 10.1. In addition, IKON executed a First Amendment (the "First Amendment") dated March 31, 2004, between IKON and GE, to the Asset Purchase Agreement dated December 10, 2003, between IKON and GE (filed on Form 8-K with the Securities and Exchange Commission on December 15, 2003). A copy of the First Amendment is furnished with this report as Exhibit 2.1.

On March 31, 2004, IKON Office Solutions, Inc., an Ontario corporation ("IKON Canada"), executed an Asset Purchase Agreement (the "Purchase Agreement"), dated March 31, 2004, by and between IKON Canada and Heller Financial Canada ("Heller"), pursuant to which, among other things, Heller will acquire certain assets and liabilities of IKON Canada. As a condition to the consummation of the transactions contemplated by the Purchase Agreement, IKON and Heller will enter into a program agreement. A copy of the Purchase Agreement is furnished with this report as Exhibit 2.2.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the expected closing date of the Canadian transaction; expected proceeds from the transactions; use of proceeds from the transactions; expected benefits from the transactions, including balance sheet improvements, financial flexibility and growth; plans to replace the credit facility; and, expected loss and fees associated with the transactions. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; the implementation, timing and cost of the e-IKON initiative; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K.

Exhibit No.

    2.1 First Amendment dated March 31, 2004 to the Asset Purchase Agreement dated December 10, 2003, between IKON Office Solutions, Inc. and General Electric Capital Corporation

    2.2 Asset Purchase Agreement dated March 31, 2004, between IKON Office Solutions, Inc., an Ontario corporation, and Heller Financial Canada

   10.1 Program Agreement dated March 31, 2004, between IKON Office Solutions, Inc. and General Electric Capital Corporation



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          IKON OFFICE SOLUTIONS, INC.




                         By:  /s/ William S. Urkiel
                             -------------------------
                             William S. Urkiel
                             Senior Vice President and
                             Chief Financial Officer



Dated:  April 6, 2004


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